Exhibit 99.1

MELLANOX 1Q FY18 PERFORMANCE

Record first quarter results and increased guidance driven by long-term strategic investments in innovation and superior technology

YEAR-OVER-YEAR GROWTH:

REVENUE	ETHERNET REVENUE	NON-GAAP OPERATING INCOME	NON-GAAP DILUTED EPS
+33% ↑	+70% ↑	+232% ↑	+238% ↑
$251M	$136.9M	$52.1M	$0.98

"Our record first quarter financial performance is the result of the successful execution of our growth strategy and a testament to years of carefully planned R&D investments in 25 gigabit per second and above Ethernet technology, which is fast becoming the industry standard in markets around the world. Our improved profitability during the first quarter demonstrates the successful execution of our commitment to deliver top-line revenue growth and increased operating leverage."

Eyal Waldman
President and CEO of Mellanox Technologies

SUCCESSFULLY EXECUTING OUR LONG-TERM GROWTH STRATEGY

- Commitment to innovation and investments in R&D
- Continuing to optimize efficiencies, reduce expenses and rationalize investments to improve operating margins
- Expand market share while maintaining competitive advantage of superior technology

YIELDING POSITIVE RESULTS

- Mellanox has captured 64% of the high performance Ethernet 25Gb+ NIC market
- Expansion of our market leading ConnectX adapters and shipments of our LinkX, cables and transceivers
- Potential for increased growth beyond 2018, as key products such as BlueField and 200Gb InfiniBand solutions offer new opportunities

IMPROVED OUTLOOK 2Q 2018

REVENUE	$255M - $265M
NON- GAAP GROSS MARGIN	68.5% - 69.5%
NON-GAAP OPEX	$119M - $121M

IMPROVED OUTLOOK FISCAL YEAR 2018

REVENUE	$1,030M - $1,050M
NON-GAAP GROSS MARGIN	68.0% - 69.0%
NON-GAAP OPERATING MARGIN	21.0% - 22.0%

GAAP to Non-GAAP Reconciliation To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition and other charges, settlement costs, restructuring and related charges, and income tax effects and adjustments. Acquisition and other charges include expenses related to acquisitions of other companies and non-routine shareholder matters. Restructuring and related charges include costs that are the result of restructuring, consisting of employee termination and severance costs, facilities related costs, contract cancellation charges, and impairment of long-lived assets. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expenses items, as well as the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses of group entities subject to tax holiday in Israel. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition and other charges, settlement costs, restructuring and related charges, and income tax effects and adjustments because it enhances investors’ ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, impairment of long-lived assets, changes related to recognition of deferred taxes and the net impact on the company’s tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented with our Press Release dated April 17, 2018 and is posted under the “Investor Relations” section on our website. The company has not reconciled its non-GAAP gross margins or non-GAAP operating expenses to GAAP gross margins or GAAP operating expenses, respectively, in this document, because it does not provide an outlook for GAAP gross margins or GAAP operating expenses due to uncertainty and variability of acquired intangibles, acquisition related costs, impairment charged and restructuring costs, which are reconciling items between non-GAAP gross margins and non-GAAP operating expenses, and GAAP gross margins and GAAP operating expenses, respectively. The company has not reconciled its non-GAAP diluted share count to GAAP diluted share count in this document because it does not provide an outlook for GAAP diluted share count due to the uncertainty in its GAAP net income (loss) due to variability of GAAP gross margins and operating expenses described above. Because such items cannot be reasonably predicted and could have a significant impact on the calculation of GAAP gross margins, GAAP operating expenses and GAAP diluted share count, a reconciliation of our outlook of these non-GAAP financial measures to the corresponding GAAP measures is not available without unreasonable effort. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 All statements included or incorporated by reference in this document, other than statements or characterizations of historical fact, are forward-looking statements, including the outlook for the three months ending June 30, 2018 and full fiscal 2018, statements related to trends in the market for our solutions and services, opportunities for our company in 2018 and beyond, and future product capabilities. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, our ability to protect our intellectual property rights, our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, our success in realizing the anticipated benefits of mergers and acquisitions, and our ability to obtain debt at competitive rates or in sufficient amounts in order to fund our contractual commitments. Furthermore, the majority of our quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about the risks, uncertainties and assumptions that may impact our business is set forth in our annual report on Form 10-K filed with the SEC on February 16, 2018. All forward-looking statements in this document, including the outlook for the three months ending June 30, 2018 and full fiscal 2018, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.